UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of Earliest Event Reported): May 4, 2004

                            COMSTOCK RESOURCES, INC.
               (Exact Name of Registrant as Specified in Charter)

    STATE OF NEVADA                  000-16741                94-1667468
    (State or other              (Commission File          (I.R.S. Employer
jurisdiction incorporation)           Number)            Identification Number)

                         5300 Town And Country Boulevard
                                    Suite 500
                               Frisco, Texas 75034
                    (Address of principal executive offices)

                                 (972) 668-8800
                          (Registrant's Telephone No.)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits.

      The following exhibits are hereby filed as part of this Current Report on Form 8-K:

            Exhibit 99.1 Press Release dated May 4, 2004 regarding the
                         Registrant's financial and operating results for the three months ended March 31, 2004.

Item 12. Results of Operations and Financial Condition.

      The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

      On May 4, 2004, Comstock Resources, Inc. ("Comstock") announced financial results for the three months ended March 31, 2004. A copy of the press release announcing Comstock's financial results for the three months ended March 31, 2004 is attached hereto as Exhibit 99.1.

      The earnings press release contains financial measures that are not in accordance with generally accepted accounting principles in the United States ("GAAP"). Comstock has provided reconciliations within the earnings release of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Operating cash flow is presented in the earnings release because management believes it to be useful to investors. EBITDAX is presented in the earnings release because management believes that EBITDAX, which represents Comstock's results from operations before interest, income taxes, and certain non-cash items, including depreciation, depletion and amortization and exploration expense, is a common alternative measure of operating performance used by certain investors and financial analysts. The non-GAAP financial measures described above should be considered in addition to, but not as a substitute for, measures of financial performance prepared in accordance with GAAP that are presented in the earnings release.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                        COMSTOCK RESOURCES, INC.


Dated: May 4, 2004                                      By: /s/ M. Jay Allison
                                                            --------------------
                                                            M. Jay Allison
                                                            President and Chief
                                                            Executive Officer


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                                  EXHIBIT INDEX

Item Number             Description
-----------             -----------

   99.1 Press Release dated May 4, 2004 regarding the Registrant's financial and operating results for the three months ended March 31, 2004.


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